SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     ____________________________________

                                  FORM 8-K


                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 16, 1998   (July 15,
                                     1998)

                          CAI WIRELESS SYSTEMS, INC.


            (Exact Name of Registrant as Specified in its Charter)



     Connecticut                       0-22888                         06-1324691
   (State or other                (Commission File                    (IRS Employer
   jurisdiction of                     Number)                     Identification No.)
   incorporation)




            18 CORPORATE WOODS BLVD., THIRD FLOOR, ALBANY, NY 12211
            (Address of principal executive offices)    (Zip Code)


      Registrant's telephone number, including area code  (518) 462-2632





         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

      In connection with the previously-announced solicitation of acceptances by the registrant in connection with a pre-packaged reorganization plan (the "Reorganization Plan")(see registrant's Current Report on Form 8-K dated July 1, 1998 (filed July 2, 1998)), the registrant has disseminated to the holders of its 12-1/4% Senior Notes due 2002 and certain other impaired creditors a Disclosure Statement Supplement dated July 15, 1998, which supplement amends the registrant's plan of reorganization in certain respects and sets forth additions and/or amendments to the registrant's Disclosure Statement dated June 30, 1998.

     A copy of the Disclosure Statement Supplement is filed in its entirety as an exhibit hereto. The voting deadline for the solicitation has been extended from July 27, 1998 to July 28, 1998.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     C.  Exhibits

     99.1       Disclosure Statement Supplement dated as of July 15, 1998


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CAI WIRELESS SYSTEMS, INC.



                                 By: /S/ARTHUR J. MILLER
                                       Arthur J. Miller
                                      Vice President and Controller

Date:  July 16, 1998





                                       2